UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2020

Elys Game Technology, Corp.

(Exact name of Registrant as specified in its charter)

Newgioco Group, Inc.

(Former name or former address, if changed since last report)

Delaware	001-39170	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+39 391 306 4134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NWGI	The Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2020, Elys Game Technology, Corp. (the “Company”) formerly known as Newgioco Group, Inc. filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation to reflect its corporate name change from “Newgioco Group, Inc.” to “Elys Game Technology, Corp.”. On November 6, 2020, the Company filed a Certificate of Correction (“Certificate of Correction”) to the Certificate of Amendment to correct and delete the errant references in the Certificate of Amendment regarding a stockholder meeting. This summary is qualified in its entirety by reference to the Certificate of Amendment and the Certificate of Correction, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

In connection with its name change, we expect the Company’s shares of common stock will begin trading on the Nasdaq Stock Market LLC under its new ticker symbol “ELYS” on November 10, 2020, and will cease trading under the ticker symbol “NWGI”. The new CUSIP number for the Company’s shares of common stock is 290734 102. The new CUSIP number for the Company’s warrants to purchase shares of common stock initially issued on August 17, 2020 is 290734 110.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of Certificate of Incorporation of Elys Game Technology, Corp.
3.2	Certificate of Correction of Elys Game Technology, Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2020	ELYS GAME TECHNOLOGY, CORP.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Chief Executive Officer